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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-41989, 33-41990, 33-46682, 33-96506,
333-01668, 333-31855, 333-31857 and 333-64222) and Form S-3 (File Nos. 33-82292
and 333-80927) of Panera Bread Company and Au Bon Pain Co. of our report dated March 9, 2004 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

St. Louis, Missouri
March 10, 2004